UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): November 22, 2024

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40089	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 100, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 22, 2024, Novo Integrated Sciences, Inc. (the “Company”) held its 2024 virtual annual meeting of stockholders (the “Annual Meeting”) to vote on the three matters listed below (referred to as Proposals 1, 3 and 4, respectively, in the Company’s definitive proxy statement mailed to stockholders and filed with the Securities and Exchange Commission on October 17, 2024, as supplemented). As previously disclosed, the Company withdrew Proposal 2 (approval of the potential issuance of shares of the Company’s common stock in excess of 19.99% of the Company’s outstanding common stock pursuant to listing rules of the Nasdaq Capital Market, as described in the proxy statement) from consideration at the Annual Meeting. Accordingly, no voting results are provided with regard to Proposal 2.

Election of Directors (Proposal 1)

Three of the five nominees (Robert Mattacchione, Christopher David and Sarfaraz Ali) were elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve for a term of one year, until the next annual meeting of stockholders and until their successors have been duly elected and have qualified. Two of the five nominees (Alex Flesias and Michael Pope) were not elected, in accordance with the voting results listed below. Mr. Flesias and Mr. Pope will continue to serve as members of the Board of Directors until successors are duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non- Votes
Robert Mattacchione	3,244,243	1,493,670	22,047	3,547,141
Christopher M. David	3,423,229	1,307,511	29,220	3,547,141
Alex Flesias	2,245,949	2,483,979	30,032	3,547,141
Michael Pope	2,251,665	2,479,437	28,858	3,547,141
Sarfaraz Ali	2,633,813	2,101,326	24,821	3,547,141

Approval of Reverse Stock Split (Proposal 3)

Stockholders voted to approve an amendment of the Company’s Amended and Restated Articles of Incorporation, as amended, to effectuate a reverse stock split of the Company’s outstanding shares of common stock, at a ratio of no less than 1-for-10 and no more than 1-for-30, with such ratio to be determined at the sole discretion of the Company’s Board of Directors, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
4,825,661	3,436,329	45,111	-

Ratification of Auditors (Proposal 4)

Stockholders voted to ratify the appointment of Fruci & Associates II, PLLC as the Company’s independent registered public accounting firm for the fiscal year ended August 31, 2025, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
6,542,661	1,384,614	379,826	-

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: November 29, 2024	By:	/s/ Robert Mattacchione
Robert Mattacchione
Chief Executive Officer